ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement (the "Assignment") is dated as of the Effective Date set forth below and is entered into by and between THE CIT GROUP/BUSINESS CREDIT, INC. (the "Assignor") and BANK OF AMERICA, N.A. (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as it may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

         For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters of credit and swingline loans) (the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and the Credit Agreement, without representation or warranty by the Assignor.

1. Assignor: THE CIT GROUP/BUSINESS
   CREDIT, INC.

2. Assignee: BANK OF AMERICA, N.A.

3. Borrower(s): JACO ELECTRONICS, INC.
   and INTERFACE ELECTRONICS CORP.

4. Administrative Agent: THE CIT
   GROUP/BUSINESS CREDIT, INC., as the
   administrative agent under the
   Credit Agreement

5. Credit Agreement: The $55,000,000 Credit Agreement dated as of December 22,2006 by and among JACO ELECTRONICS, INC.and INTERFACE ELECTRONICS CORP. (collectively, the "Borrowers"), each of the Lenders party thereto, and THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent, Collateral Agent, Documentation Agent and Syndication Agent.

6. Assigned Interest: $25,000,000





                                Aggregate Amount of       Amount of
                                Commitment/ Loans for     Commitment/Loans           Percentage Assigned of
Facility Assigned               all Lenders               Assigned                   Commitment/ Loans
-----------------               -----------               --------                  -----------------------


Revolving Commitment            $55,000,000               $25,000,000                45.4545454545%
------------------------------- ------------------------- -------------------------- -------------------------


Effective Date: January 23, 2007

7. Notice and Wire Instructions:

    THE CIT GROUP/BUSINESS CREDIT, INC.      BANK OF AMERICA, N.A.

    Notices:                                 Notices:
    -------                                  -------

   The CIT Group/Business Credit, Inc.          Bank of America
   11 West 42nd Street, 13th Floor              200 Glastonbury Blvd.
   New York, New York 10036                     Glastonbury, CT 06033
   Attention:        Louis McKinley             Attn: Robert Mahoney
   Facsimile No:     (212) 461-7736             Facsimile No: (860)-368-6029
   E-mail:  Louis.mckinley@cit.com              E-mail:
                                                robert.mahoney@bankofamerica.com
   with copy to:

   CIT Business Capital
   505 Fifth Avenue, 3rd Floor
   New York, New York 10017              Wire Instructions:
                                         -----------------
   Attention: Frank A. Bertelle          Bank of America
   Facsimile No:     212 771-1759        Hartford, Connecticut
   E-mail:  frank.bertelle@cit.com       ABA# 026009593
                                         Acct.# 936-933-7579
    Wire Instructions:                   BABC NE Collections
                                         Reference: Jaco Electronics

                  The terms set forth in this Assignment are hereby agreed to:

                                                ASSIGNOR
                                   THE CIT GROUP/BUSINESS CREDIT, INC.


                                            By: /s/ George Louis McKinley
                                                   ---------------------
                                            Title: Vice President
                                                   ---------------------


                                                   ASSIGNEE
                                   BANK OF AMERICA, N.A.


                                            By: /s/ Robert Mahoney
                                                   ----------------------
                                            Title: Senior Vice President
                                                   -----------------------
Consented to and Accepted:

THE CIT GROUP/BUSINESS CREDIT, INC., as
   Administrative Agent




By: /s/ George Louis McKinley
        -----------------------------
Title: Vice President
       ------------------------------

Consented to:

JACO ELECTRONICS, INC.

By /s/ Jeffrey D. Gash
       -------------------------------------
Title: CFO, EVP
       -------------------------------------

                                                                         ANNEX 1


                                   STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                                             AND ASSUMPTION AGREEMENT

1. Representations and Warranties.


1.1      Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the
         --------
                         Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i)
                         any statements, warranties or representations made in or in connection with any Loan
                         Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other  instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the "Credit
                         Documents"), or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any
                         Loan Document or (iv) the performance or observance by the Borrower, any of its
                         Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2      Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has
         --------
                         taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii)
                         it is a Person eligible to be assigned a Loan pursuant to Section 9.05 of the Credit
                         Agreement (an "Eligible Assignee"), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned
                         Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Non-US Lender, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit
                         Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other
                         Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the
                         Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to conflict of laws principles thereof.